Exhibit 32.1
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CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Internet Infinity, Inc. (the “Company”) on Form 10-KSB for the period ended March 31, 2004 (the “Report”), I, George Morris, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)   The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78o(d)); and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 12, 2004	By:	/s/ George Morris
George Morris
Chief Financial Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.